SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          LIFE SCIENCES RESEARCH, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Maryland                                   52-2340150
            --------                                   ----------
   (State of Incorporation or             (I.R.S. Employer Identification No.)
          Organization)


             P.O. Box 2360, Mettlers Road, East Millstone, NJ 08875
              (Address of Principal Executive Offices) (Zip Code)

If this form relates to the registration        If this form relates to the registration
of a class of securities pursuant to            of a class of securities pursuant to
Section 12(b) of the Exchange Act and is        Section 12(g) of the Exchange Act and
effective pursuant to General Instruction       is effective pursuant to General Instruction
A(c), please check the following box.   X       A(d), please check the following box. __


Securities Act registration statement file number to which this form relates:
333-71408

Securities to be registered pursuant to Section 12(b) of the Act:

                                                                       Name of Each Exchange on Which
            Title of Each Class to be Registered                       Each Class is to be Registered
-------------------------------------------------------------   -------------------------------------------------
Voting Common Stock, par value $.01 per share                                  NYSE Arca, Inc.


Securities to be registered pursuant to Section 12(g) of the Act:

None

Item 1.           Description of Registrant's Securities to be Registered.

For a description of the Registrant's Voting Common Stock, par value $.01 per share, reference is made to the information set forth under (1) Item 1 of the Registrant's Registration Statement on Form 8-A, dated January 15, 2002 and (2) the headings "Share Capital" and "Material Differences Between the Rights of Holders of Shares of LSR Voting Common Stock and Holders of Huntingdon
Securities" beginning on pages 88 and 168 of the Company's Registration Statement on Form S-4, as amended (no. 333-71408) as filed with the Securities and Exchange Commission on December 21, 2001, which are incorporated herein by reference.

Item 2.           Exhibits

Exhibit
Number            Description

1. Registration Statement on Form S-4, as amended (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-71408)).

2. Articles of Amendment and Restatement of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (File No.333-71408)).

3.   Bylaws of the Registrant  (incorporated  herein by reference to Exhibit 3.2
     to  the  Registrant's   Registration   Statement  on  Form  S-4  (File  No.
     33-71408)).

4. Registration Statement on Form 8-A, dated January 15, 2002 (incorporated herein by reference).

                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           LIFE SCIENCES RESEARCH, INC.


Date:    December 21,2006              By: /s/ Mark L. Bibi
                                           Name:  Mark L. Bibi
                                           Title: Secretary and General Counsel

                                  EXHIBIT INDEX
Exhibit
Number            Description

1. Registration Statement on Form S-4, as amended (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-71408)).

2. Articles of Amendment and Restatement of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (File No.333-71408)).

3.   Bylaws of the Registrant  (incorporated  herein by reference to Exhibit 3.2
     to  the  Registrant's   Registration   Statement  on  Form  S-4  (File  No.
     33-71408)).

4. Registration Statement on Form 8-A, dated January 15, 2002 (incorporated herein by reference).